Note 8 - Business Concentrations	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]

Note 8 – Business Concentrations

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. Concentrations of credit risk with respect to accounts receivable are limited because the Company performs credit evaluations, sets credit limits, and monitors the payment patterns of its customers. Cash balances on deposits with financial institutions, at times, may exceed federally insured limits. The Company regularly monitors the institutions’ financial condition.

The Company’s top ten customers accounted for approximately 51.1%, 64.6% and 81.0% of the Company’s consolidated revenue for the years ended December 31, 2014, 2013 and 2012, respectively. For the year ended December 31, 2014, revenue from two customers individually represented 16.4% and 9.6% of the Company’s consolidated revenue. For the year ended December 31, 2013, revenue from two customers individually represented 19.5% and 13.1% of the Company’s consolidated revenue. For the year ended December 31, 2012, revenue from three customers individually represented 19.1%, 15.6% and 12.9% of the Company’s consolidated revenue. Other than those listed above, no other customer accounted for 10% or more of the Company’s consolidated revenue in 2014, 2013 or 2012. Revenue was earned from each of these customers within the Company’s Completion Services segment.